Exhibit 10.7

OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Amendment”) is dated as of the 31st day of August, 2018 (the “Effective Date”) by and among SSSHT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“SSSHTOP”), NOBLE PPS, LLC, a Nevada limited liability company (“Noble”), STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC., a Maryland corporation (“Guarantor”), SSSHT STUDENT HOLDCO, LLC, a Delaware limited liability company (“Student Holdco”), SSSHT SENIOR HOLDCO, LLC, a Delaware limited liability company (“Senior Holdco”), SSSHT TRS, INC., a Delaware corporation (“TRS”); and ENCORE CAPITAL GROUP, LLC, a Nevada limited liability company (“Encore”, and collectively, jointly and severally with SSSHTOP, Noble, Guarantor, Student Holdco, Senior Holdco and TRS, the “Credit Parties” and individually a “Credit Party”) and KEYBANK NATIONAL ASSOCIATION, a national banking association having a principal place of business at 225 Franklin Street, 16th Floor, Boston, Massachusetts 02110 (“Lender”).

Witnesseth That:

WHEREAS, SSSHTOP, Noble and H. Michael Schwartz (collectively, the “Borrower”) and Lender are parties to that certain Second Amended and Restated Credit Agreement dated as of February 23, 2018 (the “Original Credit Agreement”, as amended by that certain First Credit Agreement Supplement and Amendment of even date herewith (the “Portland Credit Agreement Supplement”, and collectively with the Original Credit Agreement, as may be further amended, restated and/or modified from time to time, the “Credit Agreement”) pursuant to which, among other things, Lender agrees to provide to Borrower a Loan in the aggregate principal amount of up to $56,500,000, including loans in the aggregate principal amount of $41,000,000 relating to the Portland Property (the “Portland Loan”) (such loan, together with the MBK Loan and any Additional Loans, individually and collectively, the “Loan”), which Loan is evidenced by, inter alia, that certain Amended and Restated Promissory Note of even date herewith made by Borrower to the order of Lender in the original principal amount of $56,500,000 (as the same may from time to time be amended, supplemented, replaced, restated or otherwise modified, individually and collectively, the “Note”), which is guaranteed and/or secured by among other things, the following documents:

(a)

that certain Second Amended and Restated Guaranty Agreement made by Guarantor in favor of Lender dated as of February 23, 2018 (as may be amended, restated and/or modified from time to time, the “Guaranty”),

(b)

that certain Second Amended and Restated Pledge and Security Agreement (Extra Space Storage LP) by Noble in favor of Lender dated as of January 17, 2018, as amended by that certain First Amendment to Second Amended and Restated Pledge and Security Agreement dated as of February 23, 2018 (as may be amended, restated and/or modified from time to time, the “Equity Interest Pledge Agreement”),

(c)

that certain Amended and Restated Pledge and Security Agreement (Equity Distributions) made by Student Holdco, Senior Holdco and TRS in favor of Lender dated as of February 23, 2018 (as may be amended, restated and/or modified from time to time, the “Pledge Agreement (SSSHT Equity Distributions)”),

(d)

that certain Pledge and Security Agreement (SS Management) made by Encore in favor of Lender dated as of February 23, 2018 (as may be amended, restated and/or modified from time to time, the “Pledge Agreement (SS Management)”), and

(e)

that certain Second Amended and Restated Depository Agreement for Restricted Collateral Account dated as of February 23, 2018 by SSSHTOP and Lender (as may be amended, restated and/or modified from time to time, the “DARCA”).

The Guaranty, the Equity Interest Pledge Agreement, the Pledge Agreement (SSSHT Equity Distributions), the Pledge Agreement (SS Management) and the DARCA may be collectively referred to herein as the “Collateral Documents”.

WHEREAS, Borrower and Lender desire to amend and modify the Loan Documents in order to provide for the Portland Loan.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Documents and agree as follows:

1.Recitals and Definitions.

(a)The foregoing recitals are hereby incorporated by reference as if set forth at length herein.

(b)Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

(c)This Amendment, the Portland Credit Agreement Supplement and any other documents or agreements executed as of even date herewith may be collectively referred to as the “Portland Amendments”.

2.Amendments to Collateral Documents.

(a)All references to the Loan, the Obligations, the Secured Obligations, and the Indebtedness in any of the Collateral Documents are hereby amended to include, without limitation, the Portland Loan and the “Obligations” (as defined in the Credit Agreement).

(b)All references to the Credit Agreement in any of the Collateral Documents are hereby amended to refer to the Credit Agreement, as amended by this Amendment.

(c)All references to the Loan Documents in any of the Collateral Documents and to any of the documents included in the definition of the Loan Documents are hereby amended to include, without limitation, this Amendment.

(d)The Pledge Agreement (SSSHT Equity Distributions) is hereby amended as follows:

(i)The definition of Company set forth in Section 2 of the Pledge Agreement (SSSHT Equity Distributions) is hereby amended by adding the following entities to such definition:  (A)  SSSHT OpCo SE Division Street, LLC, a Delaware limited liability company (“Portland Property OpCo”); (B) SSSHT PropCo SE Division Street, LLC, a Delaware limited liability company (“Portland Property Owner”) and (C) any of their successors and/or assigns with respect to their ownership and/or operating rights in the Portland Property (collectively, the “Portland Companies”).

(ii)Student Holdco, Senior Holdco and TRS hereby pledge, assign, transfer and deliver to Lender and does hereby grant to Lender a continuing security interest in the Collateral (as such term is amended by this Amendment by the addition of the Portland Companies to the definition of Companies pursuant to clause (i) above) to secure the Obligations (as such term is defined in the Pledge Agreement (SSSHT Equity Distributions).

(iii)Exhibit A of the Pledge Agreement (SSSHT Equity Distributions) is hereby supplemented with the information set forth on Annex A attached hereto and made a part hereof.

(iv)Exhibit B of the Pledge Agreement (SSSHT Equity Distributions) is hereby supplemented with the information set forth on Annex B attached hereto and made a part hereof.

3.Representations and Warranties.  Each Credit Party represents and warrants to the Lender as follows as of the Effective Date:

(a)The representations and warranties of the Credit Parties as set forth in the Credit Agreement and each Loan Document are hereby confirmed, affirmed and ratified by each of the Credit Parties (and each Credit Party confirms and affirms that each such representation and warranty is true and correct in all material respects as of the Effective Date).

(b)The transactions contemplated by this Amendment are within the corporate, partnership or limited liability company powers (as applicable) of the respective Credit Parties and have been duly authorized by all necessary corporate, partnership or limited liability company action.  This Amendment and the Loan Documents executed in connection herewith have been duly executed and delivered by each Credit Party which is a party thereto and constitute the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or which shall be completed at the appropriate time for such filings under applicable securities laws, (b) will not violate, to the Credit Parties’ knowledge, any applicable law, regulation or order of any Governmental Authority to the extent that such violation could reasonably be expected to have a Material Adverse Effect, (c) will not violate the charter, by-laws or other organizational documents of any Credit Party or any of the Borrower’s Subsidiaries, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party or any of the Borrower’s Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party or any of the Borrower’s Subsidiaries to the extent that such violation, default or right to require payment could reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any Collateral, except pursuant to the Collateral Documents.

(d)No material adverse change has occurred in the financial condition, business, affairs, operations or control of any Credit Party since the date of the financial statements most recently delivered to Lender.

(e)No Event of Default has occurred and is continuing or would result by the execution of this Amendment which constitutes an Event of Default under the Credit Agreement or any Loan Document or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

4.References in Loan Documents.  All references in any of the Loan Documents to the “Credit Agreement”, the “Security Documents”, the “Collateral Documents”, or to the “Loan Documents” shall, from and after the Effective Date be deemed to mean and refer to the Credit Agreement, each of the Portland Amendments and each other Loan Document (as applicable) as amended and affected by this Amendment.  This Amendment shall be deemed to be a “Loan Document” for the purposes of the Credit Agreement and the other Loan Documents.

5.Ratification by Credit Parties.

(a)Each Credit Party hereby ratifies, affirms and confirms the Loan Documents (as modified by this Amendment and the other Portland Amendments), and acknowledges and agrees that the Loan Documents (as modified by this Amendment and the other Portland Amendments) remain in full force and effect and are enforceable against such Credit Party and against the Collateral described therein in accordance with their respective terms.  Each Credit Party hereby further acknowledges and agrees that, as of the Effective Date, the Loan Documents, as amended by this Amendment and each other Portland Amendment, are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof.

(b)In furtherance of the provisions of subsection (a) above, and not in limitation or derogation thereof, by its execution of this Amendment, Guarantor hereby (i) acknowledges and consents to the terms and provisions of this Amendment; (ii) ratifies, affirms and confirms the Guaranty; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Portland Loan and the other Guaranteed Obligations (as defined in the Guaranty), the Note, the Credit Agreement and the other Loan Documents; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or other obligations created and evidenced by the Guaranty; and (v) certifies that the representations and warranties contained in the Guaranty, the Credit Agreement, and the other Loan Documents with respect to Guarantor remain the true and correct representations and warranties of Guarantor as of the Effective Date.

6.Security and Liens.  All references to the Collateral shall include without limitation the Collateral as described in the Collateral Documents, as amended by this Amendment and the Credit Parties hereby grant a security interest to Lender to secure the Obligations in any such Collateral (other than to the extent constituting Excluded Property) which, prior to the date of this Amendment, was not included in the definition thereof.  All Obligations of the Credit Parties under the Loan Documents, each as amended by the Portland Amendments, shall be secured by and be entitled to the benefits of, the Collateral and shall remain in all respects subject to the liens, charges and encumbrances of, the Loan Documents, and nothing herein contained, and nothing done pursuant hereto or in connection herewith shall affect or be construed to affect the liens, charges or encumbrances or conveyances effected thereby or the priority thereof or to release or affect the liability of any party or parties whomsoever may now, or hereafter be, liable on account of the Obligations.  Subject to the limitations set forth in the Collateral Documents in terms of the scope thereof, each Credit Party does hereby grant, transfer, assign and grant a security interest in and to Lender, its successors and assigns, in all of the Collateral in order to secure the Obligations.

7.No Waiver.  This Amendment is only a modification of the Collateral Documents and is not intended to, and shall not be construed to, effect a novation of any Collateral Document, or to constitute a modification of, or a course of dealing at variance with, the Collateral Documents (each as amended by this Amendment), such as to require further notice by Lender to require strict compliance with the terms of the other Loan Documents in the future.

8.Release; Set-off.  Each Credit Party hereby unconditionally releases and forever discharges Lender and its officers, directors, shareholders, employees, and attorneys from any and all claims, demands, causes of action, expenses, losses and other damages of whatever kind, whether known or unknown, liquidated or unliquidated, at law or in equity, that exists as of the Effective Date in connection with the Credit Agreement, the Loan Documents, and any other documents relating thereto.

9.Miscellaneous.

(a)All costs and expenses of Lender, including, without limitation, appraisal fees and reasonable attorney’s fees of counsel to Lender relating to the negotiation, preparation, execution and delivery of this Amendment and all instruments, agreements and documents contemplated hereby shall be the responsibility of Borrower.

(b)This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and performed within such state.

(c)This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

(d)Delivery of an executed signature page of this Amendment by facsimile transmission or by means of electronic mail (in so-called “pdf”, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The Next Page is the Signature Page]

IN WITNESS WHEREOF, the Credit Parties and Lender have caused this Amendment to be duly executed by their respective duly authorized officers, as an instrument under seal, as of the date and year first above written.

CREDIT PARTIES:

SSSHT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:Strategic Student & Senior Housing Trust, Inc., a Maryland corporation, its General Partner

By:/s/ H. Michael Schwartz
H. Michael Schwartz
Chief Executive Officer

NOBLE PPS, LLC, a Nevada limited liability company By:/s/ H. Michael Schwartz H. Michael Schwartz, Manager
STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC., a Maryland corporation By:/s/ H. Michael Schwartz H. Michael Schwartz Chief Executive Officer

SSSHT STUDENT HOLDCO, LLC, a Delaware limited liability company

By:Strategic Student & Senior Housing Trust, Inc., a Maryland corporation, its Manager

By:/s/ H. Michael Schwartz
H. Michael Schwartz
Chief Executive Officer

SSSHT SENIOR HOLDCO, LLC, a Delaware limited liability company

By:Strategic Student & Senior Housing Trust, Inc., a Maryland corporation, its Manager

By:/s/ H. Michael Schwartz
H. Michael Schwartz
Chief Executive Officer

SSSHT TRS, INC., a Delaware corporation By:/s/ H. Michael Schwartz H. Michael Schwartz Chief Executive Officer

ENCORE CAPITAL GROUP, LLC, a Nevada limited liability company By:/s/ H. Michael Schwartz H. Michael Schwartz, Manager
LENDER:	KEYBANK NATIONAL ASSOCIATION By:/s/ Christopher T. Neil Christopher T. Neil, Vice President